Supplement Dated March 11, 2011

to

Prospectuses Dated May 1, 2001

For

Capital Solutions VUL

Capital One Pay VUL

Capital Estate Builder VUL

Issued by

Protective Life Insurance Company

Separate Account VL of First Variable Life

This Supplement amends certain information contained in your variable universal life product prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

We have been advised by Columbia Management Investment Advisers, LLC (“Columbia Management”) that, at a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of certain funds advised by Columbia Management (each, a “Selling Fund”) approved an Agreement and Plan of Reorganization (“Plan of Reorganization”), which provided for the reorganization of the Selling Fund into another fund advised by Columbia Management (each, a “Buying Fund”) as described below.

Selling Fund	Buying Fund

Seligman Communications and Information Portfolio	Seligman Global Technology Portfolio (to be renamed Columbia Variable Portfolio — Seligman Global Technology Fund as of May 2, 2011)

Seligman Smaller-Cap Value Portfolio Seligman	Seligman Variable Portfolio - Smaller-Cap Value Fund (to be renamed Columbia Variable Portfolio — Select Smaller-Cap Value Fund as of May 2, 2011)

In accordance with the Plan of Reorganization, on March 11, 2011, substantially all of the assets of each of the Selling Funds were combined with those of the corresponding Buying Fund.  Each Sub-Account offered under your Contract that was investing in a Selling Fund will stop investing in that Fund and instead begin investing in the corresponding Buying Fund on that date.  Each Buying Fund has the same investment objective as its corresponding Old Fund, and is advised by Columbia Management.